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                                                                Exhibit 10.33


                                   AMENDMENT
                                       TO
                             STOCK OPTION AGREEMENT
                             ----------------------

         This Amendment to Stock Option Agreement ("Amendment") dated as of the 16th day of December, 1996, to be effective as of the 26th day of July 1996, between PRECISION RESPONSE CORPORATION, a Florida corporation (the "Company"), and BERNIE KOSAR, JR. (the "Optionee").


                              W I T N E S S E T H:
                              - - - - - - - - - -


         WHEREAS, the Company and the Optionee are parties to a certain stock option agreement dated as of July 26, 1996 (the "Stock Option Agreement"), pursuant to which the Optionee was granted options to purchase up to 60,000 shares of the Company's common stock, par value $.01 per share;

         WHEREAS, the Company and the Optionee mutually desire to amend the Stock Option Agreement as hereinafter set forth.

         NOW, THEREFORE, the Company and the Optionee, for good and valuable considerations, the receipt and sufficiency of which is hereby acknowledged by each of them, hereby mutually agree as follows:

         1. All capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meaning ascribed to such terms in the Stock Option Agreement.

         2. Paragraph 2(b) of the Stock Option Agreement is hereby amended and restated in its entirety to read as follows:

                 "(b)     Vesting of Options
                          ------------------

                          Subject to such further limitations as are provided
for herein, the Options shall vest, if at all (and be exercisable once vested), in the following amounts:

         Year from                                 Percentage of
         Date of Grant                           Options Vested (%)
         -------------                           ------------------
         One (1) year from Date of Grant                 50%
         Two (2) years from Date of Grant               100%



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         In the event Optionee dies or becomes disabled prior to the vesting of any of the Options, Optionee (or his estate, as the case may be) shall nevertheless become vested in the Options at the times and as set forth in the first paragraph of this subparagraph (b), and Optionee or his estate or beneficiaries (in the case of death) may exercise such Options on or after vesting as provided in the first paragraph of this subparagraph (b) from time to time prior to the expiration of the term of the Options set forth in subparagraph (c) below."

         3. In addition to the limitations set forth in paragraph 2(c) of the Stock Option Agreement, the period during which the Options may be exercised is further subject in all cases to the vesting schedule set forth in the first paragraph of subparagraph (b) of paragraph 2 of the Stock Option Agreement as amended and restated in Section 2 of this Amendment.

         4. Except as specifically modified and amended herein, the terms and provisions of the Stock Option Agreement shall remain in full force and effect.

         5. This Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which taken together shall be one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered effective as of the date first above written.


                                        PRECISION RESPONSE CORPORATION

                                        By: /s/ Richard D. Mondre
                                        --------------------------------
                                                Richard D. Mondre
                                                Executive Vice President


                                            /s/ Bernie Kosar, Jr.
                                        --------------------------------
                                                Bernie Kosar, Jr.



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